EXHIBIT 32.1

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarter Report of Dana Resources (the "Company") on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Len De Melt, President, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Len De Melt
    ---------------
Len De Melt
President, Chief Executive Officer, Chief Financial Officer

May 20, 2008